UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 13, 2008

Organa Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

02-0545879
(Commission File Number)	(IRS Employer Identification No.)

2910 Bush Drive, Melbourne, FL	32935
(Address of Principal Executive Offices)	(Zip Code)

(321) 421-6652

Registrant’s telephone number, including area code

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

On October 10, 2007, the Company’s Board of Directors, with majority shareholder consent, approved a 1-for-4 forward split.

On March 13, 2008, Organa Technologies Group, Inc. (the “Company”) issued a press release announcing that on March 13, 2008, it filed with the Securities and Exchange Commission a Schedule 8-K in connection with a 1-for-4 forward split of the Company’s common stock. A copy of the press release by the Company is attached hereto as exhibit 9.01c and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits:

9.01c	Organa Technologies Group, Inc. Press Release dated March 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANA TECHNOLOGIES GROUP, INC. /s/ Gina Bennett Gina Bennett Chief Executive Officer

Date: March 13, 2008